Pacific Financial Group MUTUAL FUNDS
PFG Active Core Bond Strategy Fund	Class R Shares PFDOX

Supplement dated March 20, 2024

to the Prospectus and Statement of Additional Information dated July 21, 2023

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Effective April 19, 2024, the fund name of the PFG Active Core Bond Strategy Fund (the “Fund”) is changed to PFG PIMCO Active Core Bond Strategy Fund.

Also, effective immediately, the section entitled “Principal Investment Strategies” in the Fund’s prospectus is hereby deleted and restated as follows:

Principal Investment Strategies: The Fund seeks to achieve its investment objective by investing more than 80% of the Fund’s assets, plus any amounts for borrowing, in shares of mutual funds or exchange-traded funds (“ETFs”) managed by Pacific Investment Management Company LLC (“PIMCO”), under normal circumstances (“PIMCO Underlying Funds”). In addition, at least 80% of the Fund’s assets (defined as net assets plus the amount of any borrowing for investment purposes) will be invested in PIMCO Underlying Funds that invest primarily in bond instruments. The Fund operates as a fund of funds.

In selecting PIMCO Underlying Funds to purchase or sell on behalf of the Fund, Pacific Financial Group, LLC (the “Adviser”) utilizes information provided by PIMCO, including data and analysis about the PIMCO Underlying Funds. The Adviser may also utilize a model portfolio of PIMCO Underlying Funds provided at no charge by PIMCO, although the Adviser is solely responsible for selecting the PIMCO Underlying Funds in which the Fund invests. The Adviser is not affiliated with PIMCO and PIMCO is not the adviser or sub-adviser to the Fund.

The Adviser invests in PIMCO Underlying Funds that invest primarily in fixed-income securities issued by domestic and foreign corporations and government entities, of any maturity or credit quality, including high yield bonds (also known as junk bonds). The Fund defines high-yield fixed income securities as corporate bonds or other bonds or debt instruments that are generally rated lower than Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB- by Standard and Poor’s Rating Group (“S&P”). The percentage of the Fund’s assets allocated to fixed-income securities and cash equivalents will vary dependent on market conditions. Although the Fund does not intend to focus its investments in any particular sector, its portfolio may be focused in certain sectors from time to time as a result of its investment process.

Further, in managing the Fund’s level of investment risk, the Adviser utilizes RiskPro®, a software technology developed by ProTools, LLC, an affiliate of the Adviser. Based on proprietary algorithms, RiskPro® provides an estimate of the range of gain or loss of a portfolio of securities over a forward-looking rolling twelve-month period. The higher the RiskPro estimate, the greater the level of volatility that the Fund may experience over a twelve-month period. RiskPro’s algorithms take into account, among other factors, the volatility of the portfolio over the prior twelve months; a comparison of the portfolio’s volatility over the prior twelve-month period, to the volatility of the S&P 500 Index; and the long-term volatility of the S&P 500 Index.

The Adviser utilizes RiskPro to manage the Fund’s volatility as a whole, and to assess the impact of the Fund’s investment in PIMCO Underlying Funds. In some circumstances, the Adviser may use RiskPro to identify specific PIMCO Underlying Funds in which to invest, on behalf of the Fund. For this Fund, the Adviser’s goal is to limit the Fund’s maximum range of total returns, over a twelve-month period, to a gain or a loss of less than 13%. Depending on market conditions, the Fund’s potential gain or loss, as estimated by RiskPro®, may exceed 13% from time to time. The use of RiskPro allows investors to evaluate whether the expected volatility of the Fund, as estimated by RiskPro over a forward-looking rolling twelve-month period, is aligned with the investors’ level of comfort with investment risk.

Finally, all references to “Other Underlying Funds” in the section of the Fund’s prospectus entitled “Principal Investment Risks” are hereby deleted.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information for the Funds dated July 21, 2023. These documents provide information that you should know about the Funds before investing and have been filed with the Securities and Exchange Commission. These documents are available upon request and without charge by calling the Funds toll-free at 1-888-451-TPFG. Please retain this Supplement for future reference.

Please retain this Supplement for future reference.